TIFF INVESTMENT PROGRAM, INC. (TIP)

Supplement Dated December 17, 2012

to the Prospectus Dated April 27, 2012

This supplement provides new and additional information to the prospectus and replaces any previous supplements to the April 27, 2012 prospectus.

The following replaces the information under the heading “Portfolio Management” in each of the Multi-Asset Fund Summary section on page 6 and the Short-Term Fund Summary section on page 9 of the prospectus:

Portfolio Management

Investment Advisor	Portfolio Manager	Title	Has Managed Fund Assets Since
TIFF Advisory Services, Inc.	Laurence Lebowitz John Thorndike	Chief Investment Officer Deputy Chief Investment Officer, Marketable Investments	2010 2007

All references to ARONSON+JOHNSON+ORTIZ, LP throughout the prospectus are replaced in their entirety with “AJO.”

On December 10, 2012, the Board of Directors of TIP (“Board”) approved an amendment to the Money Manager Agreement for TIFF Multi-Asset Fund (“Multi-Asset Fund” or “MAF”) with existing money manager, Brookfield Investment Management Inc. (“Brookfield”), effective as of January 1, 2013. On June 27, 2012, the Board approved a new Money Manager Agreement for Multi-Asset Fund with existing money manager, Smith Breeden Associates, Inc. (“Smith Breeden”), effective as of July 1, 2012.

The following paragraph replaces the paragraph regarding Smith Breeden in the Multi-Asset Fund section entitled “Money Managers and Their Strategies” on page 13 of the prospectus:

Smith Breeden Associates, Inc. manages multiple separate investment mandates for Multi-Asset Fund. One investment mandate is focused on US Treasury obligations, including US Treasury inflation protected securities, US Treasury bonds, notes, or bills, or other US Treasury or agency obligations and related derivatives, as from time to time determined by Smith Breeden in consultation with TAS, and may involve the use of both long and short positions. In managing the portfolio, Smith Breeden focuses on duration, maturity, relative valuations, and security selection. A second investment mandate combines a portfolio of US Treasury inflation protected securities with a variety of active management techniques, including the selection and active trading of high grade bonds, including corporate bonds, mortgage-backed and asset-backed securities, and bond futures contracts. In this portfolio, Smith Breeden may engage in reverse repurchase agreements and use the cash proceeds to purchase other eligible assets. One or more additional fixed income investment mandates are expected to be used opportunistically in an effort to generate equity-like returns with instruments that offer diversification from Multi-Asset Fund’s other equity holdings or less downside risk than equities. Such mandates may involve the use of long positions and/or short positions with primary emphasis on agency and non-agency mortgage-backed and asset-backed securities backed by residential and commercial mortgages and consumer receivables. Corporate and US government and government agency obligations and derivatives, such as futures, options and swaps may be used as part of these mandates.

The following information replaces similar disclosures in the Money Managers section entitled “Performance-Based Fees” on page 21 of the prospectus:

Performance-Based Fees. Some of the money managers are compensated for their services on the basis of a performance-based fee arrangement. In some cases, these arrangements specify a minimum fee (floor) and a maximum fee (cap), each expressed as a percentage of assets, and a fee formula that embodies the concept of a “fulcrum” fee (i.e., a fee midway between the minimum and the maximum). Actual fees paid to such money managers are proportionately related to performance above or below the fulcrum point. The formula is designed to augment the fee if the portfolio’s excess return (i.e., its actual return less the total return of the portfolio’s benchmark) exceeds a specified level and to reduce the fee if the portfolio’s excess return falls below this level. The performance-based fee arrangement with respect to certain assets managed by four money managers does not embody the concept of a fulcrum fee. For these managers, the performance-based fee is determined based on the performance of the portfolio managed by the manager relative to that of a specified benchmark or the net appreciation in the value of the portfolio during the measurement period. For these purposes, total returns are computed over rolling time periods of varying lengths, ranging from one month to five years. Fee formulas are normally expressed in basis points, where a basis point is 1/100th of one percent.

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The following paragraphs replace the paragraphs regarding Brookfield, Lansdowne Partners Limited Partnership, and Marathon Asset Management, LLC in the Multi-Asset Fund section entitled “Money Manager Fee Arrangements and Portfolio Managers” on page 22 of the prospectus:

Brookfield Investment Management Inc. (71 South Wacker Drive, Suite 3400, Chicago, IL 60606) is compensated based on performance. Its fee formula entails a floor of 50 basis points, a cap of 250 basis points, and a fulcrum fee of 150 basis points. The portfolio must earn 500 basis points over the return of a benchmark, measured over rolling 12-month periods, in order for the manager to earn the fulcrum fee. Effective January 1, 2013, the benchmark for purposes of determining excess return is the total return of the FTSE EPRA/NAREIT Developed Index (the “FTSE Index”). For periods prior to January 1, 2013, the benchmark is the MSCI US REIT Index (“MSCI Index”). For a transitional period of 12 months after January 1, 2013, excess return will be calculated by comparing the actual return of the Multi-Asset Fund portfolio managed by Brookfield against the total return of the FTSE Index for each month in the rolling 12-month period commencing on or after January 1, 2013, and against that of the MSCI Index for each month in the rolling 12-month period ending on or before December 31, 2012. For all rolling 12-month measurement periods after the transitional period, the benchmark for determining excess return will be the FTSE Index. Kim G. Redding (CEO and Chief Investment Officer) and Jason S. Baine (Managing Director, Global Portfolio Manager) have been portfolio managers with Brookfield (or its predecessors) since 2001. Bernhard Krieg (CFA, Managing Director, Global Portfolio Manager) has been employed by Brookfield (or its predecessors) since 2006.

Lansdowne Partners Limited Partnership (15 Davies Street, London, England W1K 3AG) is compensated based on assets. The manager receives 0.80% per year on all assets comprising the portfolio. Peter Davies (Co-Head of UK Strategy) and Stuart Roden (Co-Head of UK Strategy) have been with Lansdowne since 2001. Jonathan Regis (Portfolio Manager) has been a portfolio manager with Lansdowne since 2012 and an analyst with Lansdowne since 2003.

Marathon Asset Management, LLP (Orion House, 5 Upper St. Martin’s Lane, London, England WC2H 9EA) is compensated in part based on performance and in part based on assets. With respect to fund assets managed by Marathon-London prior to October 31, 2008, its fee is based on performance. Its fee formula with respect to such assets entails a floor of 15 basis points, a cap of 160 basis points, and a fulcrum fee of 88 basis points. The portfolio must earn 424 basis points over the return of the MSCI All Country World Index in order for Marathon-London to receive the fulcrum fee. With respect to assets allocated to Marathon-London on or after October 31, 2008, if any, (the “additional assets”), Marathon-London’s compensation entails an asset-based fee of 0.35% per year, payable monthly, and a performance fee, payable annually. The performance fee formula with respect to the additional assets generally provides that Marathon-London will receive 20% of the amount by which the annualized return generated by the portfolio exceeds the annualized return of the MSCI All Country World Index, measured over a rolling sixty (60) month period, multiplied by the average daily net asset value of the additional assets over the same sixty (60) month period. During the first five years after the funding of the additional assets, the performance fee is similarly structured, with the measurement periods starting at the funding date and running through each calculation date. There are no additional assets allocated to Marathon-London subject to this fee schedule as of the date of this supplement. Neil Ostrer (Director) has been a portfolio manager with Marathon-London since 1986 and is responsible for investments in Europe; William Arah (Director) has been a portfolio manager with Marathon-London since 1987 and is responsible for investments in Japan and the Pacific Rim; and a team of regional specialists and global generalists covers the rest of the global markets. Mr. Arah and Mr. Ostrer are jointly responsible for determining the overall geographical allocation of the portfolio.

The following paragraph replaces the paragraph regarding Smith Breeden in the Multi-Asset Fund section entitled “Money Manager Fee Arrangements and Portfolio Managers” on page 24 of the prospectus:

Smith Breeden Associates, Inc. (280 South Mangum Street, Suite 301, Durham, NC 27701) is compensated in part based on assets and in part based on performance. For assets managed by Smith Breeden in the US Treasury obligations mandate, the manager receives 0.03% per year on the first $500 million of assets comprising the mandate, and 0.02% per year on amounts above $500 million.

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For assets managed by Smith Breeden in the actively managed mandate comprised of US Treasury inflation protected securities and other instruments, its fee formula entails a floor of 10 basis points on the first $200 million of assets comprising the mandate (5 basis points on the net assets over $200 million), a cap of 85 basis points, and a fulcrum fee of 48 basis points. The portfolio must earn 205 basis points over the total return of a benchmark, measured over rolling 12-month periods, in order for the manager to earn the fulcrum fee. The benchmark for purposes of determining excess return is the total return of the Barclays US Government Inflation-Linked Bond Index.

For assets managed by Smith Breeden in the additional mandates seeking to generate equity-like returns, the fee formula entails an asset-based component and a performance-based component. The asset-based fee consists of 0.30% per year on the first $200 million of “TIFF assets” comprising the mandate, and 0.25% per year on remaining “TIFF assets” comprising the mandate above $200 million. For purposes of this calculation, “TIFF assets” means the Multi-Asset Fund assets managed under this mandate plus the assets of other funds advised by TIFF Advisory Services or its affiliates that are managed by Smith Breeden or its affiliates under the same mandate. The performance-based fee is determined by first calculating an “incentive” by (i) determining the net appreciation or net depreciation of the portfolio for the applicable calendar month; (ii) subtracting from that result the asset-based fee for the month and a hurdle, where the hurdle is the total return of 1-month LIBOR for the applicable month plus 1/12th of 2.35%; and (iii) multiplying the result by 20%. The incentive, whether positive or negative, is accumulated in a memo account from which 2.5% or 10% is paid to the manager for the month depending on whether the value of the memo account is less than or equal to/greater than 4.8% of value of the assets managed under this mandate. Timothy D. Rowe (Principal) has been a portfolio manager with Smith Breeden since 1988. Daniel Dektar (Chief Investment Officer, Co-Head of Investment Management Group) has been employed by Smith Breeden since 1986. Jeffrey C. Wheeler, CFA (Principal) was employed by the firm from 1998 to 2001, and returned in 2005 as a portfolio manager.

The following information replaces similar disclosures in the Multi-Asset Fund section entitled “Money Manager Fee Arrangements and Portfolio Managers” on page 24 of the prospectus:

TIFF Advisory Services, Inc. (Four Tower Bridge, 200 Barr Harbor Drive, Suite 100, West Conshohocken, PA 19428) is compensated based on Multi-Asset Fund’s average daily net assets. Effective June 1, 2011, the manager receives 0.25% per year on the first $1 billion; 0.23% on the next $1 billion; 0.20% on the next $1 billion; and 0.18% on amounts above $3 billion. Laurence Lebowitz (Chief Investment Officer, TIP, and President and Chief Investment Officer, TAS) joined TAS in 2010. Prior to joining TAS, Mr. Lebowitz spent 17 years at HBK Capital Management in a series of portfolio management roles and ultimately as chairman of the firm. John Thorndike (Deputy Chief Investment Officer, Marketable Investments) joined TAS in 2004. Prior to joining TAS, Mr. Thorndike was an analyst in the investment office of Bowdoin College. Mr. Lebowitz and Mr. Thorndike consult regularly with Richard Flannery, TAS’s Chief Executive Officer and TIP’s President and Chief Executive Officer.

The following information replaces similar disclosures in the Short-Term Fund section entitled “Money Manager Fee Arrangements and Portfolio Managers” on page 24 of the prospectus:

TIFF Advisory Services, Inc. (Four Tower Bridge, 200 Barr Harbor Drive, Suite 100, West Conshohocken, PA 19428) is compensated based on Short-Term Fund’s average daily net assets. The manager receives 0.03% per year on the first $1 billion; 0.02% on the next $1 billion; and 0.01% per year on amounts above $2 billion. Laurence Lebowitz (Chief Investment Officer, TIP, and President and Chief Investment Officer, TAS) joined TAS in 2010. Prior to joining TAS, Mr. Lebowitz spent 17 years at HBK Capital Management in a series of portfolio management roles and ultimately as chairman of the firm. John Thorndike (Deputy Chief Investment Officer, Marketable Investments) joined TAS in 2004. Prior to joining TAS, Mr. Thorndike was an analyst in the investment office of Bowdoin College. Mr. Lebowitz and Mr. Thorndike consult regularly with Richard Flannery, TAS’s Chief Executive Officer and TIP’s President and Chief Executive Officer.

In 2012, the Barclays Capital family of indices was rebranded under the “Barclays” name. Therefore, the Barclays Capital US Government Inflation-Linked Bond Index is now referred to as the Barclays US Government Inflation-Linked Bond Index and the Barclays Capital High Yield 2% Issuer Capped Index is now referred to as the Barclays High Yield 2% Issuer Capped Index.

Please see the full Prospectus for further information and retain this supplement for future reference.

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TIFF INVESTMENT PROGRAM, INC. (TIP)

Supplement Dated December 17, 2012

to the Statement of Additional Information Dated April 27, 2012

This supplement provides new and additional information to the April 27, 2012 Statement of Additional Information (“SAI”) and replaces any previous supplements to the April 27, 2012 SAI.

All references to ARONSON+JOHNSON+ORTIZ, LP throughout the SAI are replaced in their entirety with “AJO.”

The following information replaces similar disclosures on page 11 of the SAI:

Appropriate Fulcrum Point for a Money Manager. The fulcrum point - the midpoint between the maximum and minimum fees - is set to establish a fee structure in which the financial incentives of the money manager are aligned with those of MAF. The fulcrum point is set at a performance level that the money manager can reasonably expect to achieve with an investment approach that entails an acceptable level of risk for the fund. TAS and TIP seek agreements in which the money manager has as much to lose as to gain if it chooses to increase the risk it takes with the fund’s account. The table below identifies money managers that provide services to MAF with performance-based fees structured with the fulcrum fee concept, the fulcrum point under the Money Manager Agreement, and the return that must be achieved by the money manager in order to earn the fulcrum fee (100 basis points equal 1.00%). See the Prospectus for additional information about the money managers and their agreements.

	Fulcrum Fee	Fulcrum Fee Return[a]
AJO	30 bp	200 bp
Brookfield Investment Management Inc.	150 bp	500 bp
Marathon Asset Management LLP	88 bp[b]	424 bp[b]
Shapiro Capital Management LLC	73 bp	325 bp
Smith Breeden Associates, Inc. [c]	48 bp	205 bp

[a]	Excess return over manager’s benchmark required to receive fulcrum fee.
[b]	This Fulcrum Fee and Fulcrum Fee Return apply to MAF assets allocated to Marathon prior to October 31, 2008. MAF assets allocated to Marathon on or after October 31, 2008 (‘‘Second Allocation’’), if any, are subject to an asset-based fee of 35 basis points per annum, payable monthly, plus a performance fee, payable annually, equal to 20% of the annualized return of the Second Allocation assets in excess of Marathon’s benchmark, measured over a rolling 60-month period and multiplied by the average net asset value of the Second Allocation assets over the period. As of the date of this supplement, there are no Second Allocation assets allocated to Marathon.
[c]	This Fulcrum Fee and Fulcrum Fee Return apply to the assets managed by Smith Breeden in the actively managed mandate comprised of US Treasury inflation protected securities and other instruments.

The following information replaces similar disclosures on pages 11-12 of the SAI:

Other Performance-Based Fee Structures. TAS may, from time to time, recommend that TIP enter into a performance-based fee arrangement with a money manager that does not embody the concepts described above, namely a cap, a floor and a fulcrum fee. TAS may do so when it believes, under the circumstances, that it would be in the best interests of MAF to enter into such arrangements. TIP has entered into four such arrangements. For these managers, the performance-based fee is determined based on the performance of the portfolio managed by the manager relative to that of a specified benchmark or the net appreciation in the value of the portfolio during the measurement period. For these purposes, total returns are computed over rolling time periods of varying lengths, ranging from one month to five years. Fee formulas are normally expressed in basis points, where a basis point is 1/100th of one percent.

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Computing and Remitting Fees. The computation and remittance procedures that MAF employs are described immediately below. All fee schedules are applied to the average daily net assets in each money manager’s account for the time period in question. For purposes of computing MAF’s daily net asset values, however, performance-based fees are accrued based on investment returns achieved during the current performance fee period.

Computing and Remitting Fees. With respect to performance-based fees structured with the fulcrum fee concept, for a transition period following the inception of a money manager’s account, before the money manager’s strategies are fully implemented, the money manager generally receives a straight asset-based fee regardless of performance. At the conclusion of the transition period, the money manager may receive additional compensation based on the performance achieved during the transition period. Thereafter, the money manager is compensated according to its performance-based fee formula with the fee for a given month based on the money manager’s performance for a defined trailing period. With respect to two of the four cases in which the performance-based fees are not structured with a fulcrum fee concept, there is also a transition period, whereby annualized performance is calculated for the 12-month, 24-month, and 36-month periods, in one case, and 12-month, 24-month, 36-month, 48-month, and 60-month periods, in the other case, and the annual performance-based fee is determined based on the performance calculated for each such period and reduced by the performance fees previously paid. With respect to the other two cases in which the performance-based fee is not structured with a fulcrum fee concept, the performance fee is paid annually based on a calendar year measurement period, in one case, and monthly based on a calendar month measurement period, in the other case, so there is no transition period.

In 2012, the Barclays Capital family of indices was rebranded under the “Barclays” name. Therefore, the Barclays Capital US Government Inflation-Linked Bond Index is now referred to as the Barclays US Government Inflation-Linked Bond Index and the Barclays Capital High Yield 2% Issuer Capped Index is now referred to as the Barclays High Yield 2% Issuer Capped Index.

The following information replaces similar disclosures on page 53 of the SAI:

Explanation of How Indices Will Be Used. The table below denotes the index relevant to those money managers whose compensation will be tied to their relative performance. As shown, in some cases the money managers have comparative indices different than the overall benchmark of the funds.

Fund/Money Manager	Index
TIFF Multi-Asset Fund	CPI + 5% and Constructed Index (described in Prospectus)
AJO	S&P 500 Index
Brookfield Investment Management Inc.	FTSE EPRA/NAREIT Developed Index (effective January 1, 2013; prior to January 1, 2013, MSCI US REIT Index)
Marathon Asset Management, LLP	MSCI All Country World Index
Mission Value Partners, LLC	CPI (plus a designated spread)
Shapiro Capital Management LLC	Russell 2000 Index
Smith Breeden Associates, Inc.	Barclays US Government Inflation-Linked Bond Index; 1-month LIBOR (plus a designated spread)

The intent of performance-based fee arrangements entailing benchmarks that are narrower than the overall benchmark for MAF is to compensate managers fairly based on their performance relative to benchmarks that reflect adequately their particular focus and investment disciplines. For example, although MAF’s overall benchmarks are CPI + 5% and the MAF Constructed Index, Brookfield Investment Management invests substantially all of its segment of the fund in a global portfolio of real estate-related investments, and it is both fairer to this money manager and in MAF’s best interests to tie this money manager’s fees to its performance relative to FTSE EPRA/NAREIT Developed Index rather than to the CPI + 5% or the MAF Constructed Index. Although compensating managers based on their performance relative to performance benchmarks that are narrower than those of MAF may mean that some managers will receive relatively high fees even if MAF underperforms its overall benchmarks, careful structuring of fee arrangements and careful allocation of assets among money managers can reduce the probabilities that the fund will fail to meet its performance objective.

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The following information replaces similar disclosures on page 55 of the SAI:

Real Estate Indices

MSCI US REIT Index. The MSCI US REIT Index is a free float-adjusted market capitalization weighted index comprising investable equity real estate investment trusts (REITs), other than certain specialty equity REITs, and is designed to be a measure of real estate equity performance.

FTSE EPRA/NAREIT Developed Index. The FTSE EPRA/NAREIT Developed Index is a modified market capitalization weighted index, based on free float market capitalization, and is designed to measure the performance of listed real estate companies and REITS in developed markets worldwide, principally North America, Europe and Asia.

The following information replaces similar disclosures on pages 60-61 of the SAI:

Appendix C — Portfolio Managers

Other Accounts Managed (as of 12/31/2011)

Portfolio Managers	RICs		Pooled Funds		Other Accounts

	Number of Accounts	Total Assets of Accounts Managed ($million)	Number of Accounts	Total Assets of Accounts Managed ($million)	Number of Accounts	Total Assets of Accounts Managed ($million)
MULTI-ASSET FUND
TAS
Laurence Lebowitz	1	$159	27	$5,300	1	$32
John Thorndike	1	$159	3	$3,007	0	$0
SHORT-TERM FUND
TAS
Laurence Lebowitz	1	$4,434	27	$5,300	1	$32
John Thorndike	1	$4,434	3	$3,007	0	$0

Other Accounts Managed with a Performance-Based Advisory Fee (as of 12/31/2011)

Portfolio Managers	RICs		Pooled Funds		Other Accounts
	Number of Accounts	Total Assets of Accounts Managed ($million)	Number of Accounts	Total Assets of Accounts Managed ($million)	Number of Accounts	Total Assets of Accounts Managed ($million)
MULTI-ASSET FUND
TAS
Laurence Lebowitz	0	$0	22	$4,863	0	$0
John Thorndike	0	$0	2	$2,656	0	$0
SHORT-TERM FUND
TAS
Laurence Lebowitz	0	$0	22	$4,863	0	$0
John Thorndike	0	$0	2	$2,656	0	$0

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Portfolio Manager Compensation (as of 12/31/2011)

MULTI-ASSET FUND
TAS
Portfolio Managers: Laurence Lebowitz John Thorndike
Compensation Structure	Salary Bonus Plan Retirement Plan
Specific Criteria

Salary is fixed.

Bonus – Discretionary based on individual performance. Payment of a portion of the bonus may be deferred for a period of one year and paid in whole, in part, or not at all based on individual performance during the one-year period. The overall bonus pool from which discretionary bonus awards are made to participating staff is established based on a number of factors, including absolute and relative performance of MAF and other funds managed by TAS and its affiliates; market conditions; financial results of TAS, including affordability; base salaries; and qualitative aspects of TAS’s and the participating staff’s performance.

Difference in Compensation Methodology Between TIP and Other Accounts Managed	None

SHORT-TERM FUND
TAS
Portfolio Managers: Laurence Lebowitz John Thorndike
Compensation Structure	Salary Bonus Plan Retirement Plan
Specific Criteria

Salary is fixed.

Bonus – Discretionary based on individual performance. Payment of a portion of the bonus may be deferred for a period of one year and paid in whole, in part, or not at all based on individual performance during the one-year period. The overall bonus pool from which discretionary bonus awards are made to participating staff is established based on a number of factors, including absolute and relative performance of MAF and other funds managed by TAS and its affiliates; market conditions; financial results of TAS, including affordability; base salaries; and qualitative aspects of TAS’s and the participating staff’s performance.

Difference in Compensation Methodology Between TIP and Other Accounts Managed	None

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